                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1995 to July 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-A
                                 MONTHLY REPORT
                                   July 1995

                                            Distribution Date:  8/15/95
                                            CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                            Trust Account:  3334060-0

 1.  Collected Amount                                             $1,910,632.11

 2.  Delinquent Payments Advanced/Recovered                           15,908.29

 3.  Aggregate Repurchase Price for Contracts
     to be Repurchased                                                      .00

 4.  Amount Available (1+2+3)                                      1,926,540.40

     INTEREST

 5.  Class A-1 Interest (7.00%)
     (a)  Current Interest                                        $  145,364.49
     (b)  Amount applied to Unpaid Class
          A-1 Interest Shortfall                                            .00
     (c)  Remaining Unpaid Class A-1 Interest Shortfall                     .00

 6.  Class A-2 Interest (7.45%)
     (a)  Current Interest                                        $  124,787.50
     (b)  Amount applied to Unpaid Class
          A-2 Interest Shortfall                                            .00
     (c)  Remaining Unpaid Class A-2 Interest Shortfall                     .00

 7.  Class M-1 Interest (7.95%)
     (a)  Current Interest                                        $  113,552.50
     (b)  Amount applied to Unpaid Class
          M-1 Interest Shortfall                                            .00
     (c)  Remaining Unpaid Class M-1 Interest Shortfall                     .00

 8.  Class M-2 Interest (8.25%)
     (a)  Current Interest                                        $   57,406.25
     (b)  Amount applied to Unpaid Class
          M-2 Interest Shortfall                                            .00
     (c)  Remaining Unpaid Class M-2 Interest Shortfall                     .00

 9.  Class B Interest (8.45%)
     (a)  Current Interest                                        $   86,651.32
     (b)  Amount applied to Unpaid Class
          B Interest Shortfall                                              .00
     (c)  Remaining Unpaid Class B Interest Shortfall                       .00

10.  Monthly Principal
     (1)  Regular Principal Payments           $290,415.69
     (2)  Principal Prepayments                 754,123.04
     (3)  Delinquent Principal Advanced          34,523.03
     (4)  Net Losses                                   .00
     (5)  Contracts Repurchased due to Breach
          of Representations and Warranties
          (See attached)                               .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-A
                                MONTHLY REPORT
                                   July 1995
                                    Page 2

                                            Distribution Date:  8/15/95
                                            CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                            Trust Account:  3334060-0

     (6)  Bankruptcy Write-Down                                             .00
     (7)  Unpaid Principal from Prior Months                                .00
     (8)  Delinquent Payments Recovered                              (29,361.69)

              Total Principal                                      1,049,700.07

11.  Senior Percentage for such Payment Date                                100%

12.  Senior Percentage for following Payment Date                           100%

13.  Class A-1 Principal Distribution                              1,049,700.07
     (a)  Class A-1 Principal Balance                             23,869,926.70

14.  Class A-2 Principal Distribution                                       .00
     (a)  Class A-2 Principal Balance                             20,100,000.00

15.  Class M-1 Principal Distribution                                       .00
     (a)  Class M-1 Principal Balance                             17,140,000.00

16.  Class M-2 Principal Distribution                                       .00
     (a)  Class M-2 Principal Balance                              8,350,000.00

     CLASS B PRINCIPAL DISTRIBUTION TESTS

17.  Average Sixty-Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for Current
          Payment Date                                                      .30%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                            .24%

18.  Average Thirty-Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for Current
          Payment Date                                                      .57%
     (b)  Average Thirty-Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 5.0%)                    .33%

19.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for Current Payment
          Date (as a percentage of Cut-off Date Pool
          Principal Balance; may not exceed 10.0% from
          April 1, 1998 to March 31, 2001, 11.0% from April
          1, 2001 to March 31, 2002 and 12.0% thereafter)                   .04%

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-A
                                MONTHLY REPORT
                                   July 1995
                                    Page 3

                                            Distribution Date:  8/15/95
                                            CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                            Trust Account:  3334060-0

20.  Current Realized Losses Test
     (a)  Current Realized Losses for Current
          Payment Date                                                      .00
     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months, multiplied
          by 4, divided by arithmetic average of Pool
          Scheduled Principal Balances for third preceding
          Payment and for Current Payment Date; may not
          exceed 2.5%)                                                      .02%

21.  Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on Current Payment Date) divided by Pool Scheduled
          Principal Balance for prior Payment Date (must
          equal or exceed 28.0%)                                          14.86%

22.  Class B Principal Distribution                                         .00

23.  Class B Distribution (9+22)                                      86,651.32

24.  Class B Formula Distribution Amount                              86,651.32

25.  Aggregate Certificate Principal Balance                      81,765,439.70

26.  Pool Scheduled Principal Balance                             81,765,439.70

27.  Class B Principal Deficiency Amount (25-26)                            .00

28.  Class B Guaranty Payment (lesser of (a) (24-27)
     - 23 or (b) Guaranty Amount from prior month)                          .00

29.  Class B Principal Balance                                    12,305,513.00

30.  Guaranty Amount (less of (a) $5,932,948.00 -
     Class B Guaranty Payment or (b) Class B
     Principal Balance)                                            5,932,948.00

31.  Pool Factor
          Previous Month Pool Factor                                  .94219986
          Current Month Pool Factor                                   .93025727

32.  Aggregate Scheduled Balances of Delinquent
     Contracts as of Determination Date

     (a)  31-59 days            466,552.76       35
     (b)  60-89 days            101,348.14        9
     (c)  90 or more days       146,756.58       12

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-A
                                MONTHLY REPORT
                                   July 1995
                                    Page 4

                                            Distribution Date:  8/15/95
                                            CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                            Trust Account:  3334060-0

33.  Liquidated Contracts                                                  $.00

34.  Number of Loans Remaining                                            6,202

35.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance
     was unavailable                                    4             36,673.42

36.  Monthly Servicing Fee (.75%)                                     51,759.46

37.  Guaranty Fee (3% cap) and reimbursement to
     Company for prior Class B Guaranty Payments                     207,037.85

     CLASS C CERTIFICATE

38.  Class C Residual Payment                                         90,280.96

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.